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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     November 1, 1999


                             THE BIGHUB.COM, INC.
            (Exact name of registrant as specified in its charter)


          FLORIDA                   000-27107                 65-0580634
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction                File Number)            Identification No.)
       of incorporation)


                             2939 Moss Rock, Suite 100
                                San Antonio, Texas                 78230
                      (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:      (210) 979-9228


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ITEM 5.  Other Events

         On November 1, 1999, for personal reasons, Patrick J. DeMicco resigned as Director and President and Chief Executive Officer of The BigHub.com, Inc., a Florida corporation.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE BIGHUB.COM, INC.


Date: November 5, 1999              By:  /s/ Chet Howard
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                                       Chet Howard
                                       Chief Financial Officer

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